AMENDMENT NO. 1

                                       to

                            STOCK PURCHASE AGREEMENT
                            DATED AS OF MAY 14, 2001

                                  by and among

  The Sagemark Companies Ltd., Pamels Corp., John M. Donaldson Revocable Trust,
         Tara Capital, Inc., Bocara Corporation, Mercury Capital Corp.,
                   Premier P.E.T. Imaging International, Inc.
                    and Premier Cyclotron International Corp.


         For the purpose of extending the term of the working capital loan to be made by Purchaser to Premier pursuant to Section 7.2 of the aforesaid Stock Purchase Agreement (the "Stock Purchase Agreement") from three (3) years to six
(6) years, Section 7.2 is hereby amended to read, in its entirety, as follows:

                  "7.2. Working Capital and Guaranty. On the Closing Date, Purchaser will provide or otherwise make available $1,000,000 of working capital to Premier which may only be utilized by Premier for the purpose of establishing and operating the Pet Centers. Such funds will be loaned to Premier by Purchaser, such loan to be evidenced by a subordinated promissory note of Premier, the terms of which shall not require the payment of any principal or interest thereon (except to the extent required under applicable IRS regulations) until six (6) years from the date that the first of such funds are provided to Premier and shall provide for the subordination of the indebtedness evidenced by such note to any indebtedness of Premier resulting from the financing of any PET Scanning Equipment. In addition, and to the extent required, Purchaser will guarantee any and all obligations incurred by Premier pursuant to any lease or purchase agreements for Pet Scanning Equipment between Premier and the manufacturer or supplier of such Pet Scanning Equipment or between Premier and any entity that provides financing for the acquisition of any such Pet Scanning Equipment including, but not limited to, DVI Financial Services, Inc."

         All capitalized terms used but not defined herein will have the meanings ascribed to them in the Stock Purchase Agreement.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Stock Purchase Agreement as of the 14th day of May, 2001.

                                      PURCHASER:

ATTEST:                               THE SAGEMARK COMPANIES LTD.


______________________                By: /s/ EDWARD D. BRIGHT
                                         ---------------------------------
______________________                   Edward D. Bright, Chairman of the Board
Print Name and Title


                              [SIGNATURES CONTINUE]

                              SELLING STOCKHOLDERS:

ATTEST:                                    PAMELS CORP.

_____________________                      By: /s/ DR. STEPHEN A. SCHULMAN
Print Name                                    ---------------------------------
                                              Dr. Stephen A. Schulman, President


WITNESS:                                   JOHN M. DONALDSON REVOCABLE TRUST


_____________________                      By: /s/ JOHN M. DONALDSON
Print Name                                    ----------------------------------
                                              John M. Donaldson, Trustee


ATTEST:                                    TARA CAPITAL, INC.

_____________________                      By: /s/ THEODORE B. SHAPIRO
                                              ----------------------------------
_____________________                         Theodore B. Shapiro, President
Print Name and Title


ATTEST:                                    BOCARA CORPORATION

_____________________                      By: /s/ ROBERT L. BLESSEY
                                              ----------------------------------
_____________________                         Robert L. Blessey, President
Print Name


ATTEST:                                    MERCURY CAPITAL CORP.

______________________                     By: /s/ DR. ROBERT MCFARLAND
                                              ----------------------------------
______________________                        Dr. Robert McFarland, President
Print Name

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